AMENDMENT
                                     TO THE
                              DECLARATION OF TRUST
                                       OF
                         BENHAM GOVERNMENT INCOME TRUST

                                October 21, 1996

         WHEREAS, Section 1 of Article I of the Declaration of Trust provides that the Trustees may designate a new name for the Trust, or any Series, to be effective upon execution by a majority of the Trustees of an instrument setting forth the new names;

         WHEREAS, the Trustees have determined that it is appropriate and in the interests of the Trust to change the name of the Trust and its Series as set forth below;

         RESOLVED, that the Trust shall henceforth be known as the "American Century Government Income Trust";

         RESOLVED FURTHER, that the existing Series be renamed as follows (new language appears in boldface type, deleted language is struck through):


FORMER NAME                                                  NEW NAME
------------------------------------------------------------ --------------------------------------------------------

Benham Short-Term Treasury & Agency Fund                           American  Century  - Benham  Short-Term  Treasury
                                                                      Fund

------------------------------------------------------------ --------------------------------------------------------
Benham Treasury Note Fund                                          American   Century  -  Benham   Intermediate-Term
                                                                      Treasury Fund

------------------------------------------------------------ --------------------------------------------------------
Benham Long-Term Treasury & Agency Fund                            American Century - Benham Long-Term Treasury Fund

------------------------------------------------------------ --------------------------------------------------------
Benham Government Agency Fund                                      American  Century  -  Benham   Government  Agency
                                                                      Money Market Fund

------------------------------------------------------------ --------------------------------------------------------
Benham Adjustable Rate Government Securities Fund                  American   Century  -  Benham   Adjustable   Rate
                                                                      Government Securities Fund

------------------------------------------------------------ --------------------------------------------------------
Benham GNMA Income Fund                                            American Century - Benham GNMA Fund

------------------------------------------------------------ --------------------------------------------------------



TRUSTEES OF THE BENHAM GOVERNMENT INCOME TRUST

/s/ James M. Benham                       10/21/96          /s/ Ezra Solomon                          10/21/96
----------------------------------------  -------------     ----------------------------------------  --------
James M. Benham*                          Date              Ezra Solomon*                             Date


/s/ Albert A. Eisenstat                   10/21/96          /s/ Isaac Stein                           10/21/96
----------------------------------------  -------------     ----------------------------------------  --------
Albert A. Eisenstat*                      Date              Isaac Stein*                              Date


/s/ Ronald J. Gilson                      10/21/96          /s/ James E. Stowers III                  10/21/96
----------------------------------------  -------------     ----------------------------------------  --------
Ronald J. Gilson*                         Date              James E. Stowers III*                     Date


/s/ Myron S. Scholes                      10/21/96          /s/ Jeanne D. Wohlers                     10/21/96
----------------------------------------  -------------     ----------------------------------------  --------
Myron S. Scholes*                         Date              Jeanne D. Wohlers*                        Date


/s/ Kenneth E. Scott                      10/21/96
----------------------------------------  --------
Kenneth E. Scott*                         Date



*By:   /s/Douglas A. Paul                                Date:  October 21, 1996
       --------------------------------------------------
       Douglas A. Paul, Esq.
       Pursuant to Power of Attorney dated March 4, 1996